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                                                                    EXHIBIT 99.4

                      ACT OF ACKNOWLEDGMENT, MODIFICATION,
                         RECEIPT AND THIRD AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                      -------------------------------------

      This Act of Acknowledgment, Modification, Receipt and Third Amendment to

Amended and Restated Credit Agreement (the "Acknowledgment") is made by and between UNIFAB International, Inc., a Louisiana corporation ("Unifab") and

Midland Fabricators and Process Systems, L.L.C., a Louisiana Limited Liability

Company ("Midland"). Unifab and Midland are sometimes jointly referred to as the

"Parties."

      WHEREAS, Unifab and Bank One, Louisiana National Association, as agent,

and the Lenders party thereto (in the aggregate "Lenders"), entered into that certain Credit Agreement dated as of November 30, 1999, as subsequently amended on various occasions (the "Credit Agreement"); and

      WHEREAS, Midland is the successor to the Lenders in the Credit Agreement by virtue of that certain Definitive Agreement for the Sale of Indebtedness

Evidenced by Promissory Notes and Assignment of Related Collateral dated April

25, 2002; and

      WHEREAS, Unifab and Midland entered into effective as of April 26, 2002, a

Preferred Stock Purchase, Debt Exchange and Modification Agreement (the

"Agreement"); and

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      WHEREAS, the Agreement contemplates certain actions occurring at Closing;

and WHEREAS, the Parties intend to perform those actions in part and modify them in part;

      NOW THEREFORE, for and in consideration of the premises, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby acknowledge and implement the following in furtherance of the Agreement, to-wit:

      1 -   Any defined terms used herein, which are not specifically defined herein, are as defined in the Agreement.

      2 -   Pursuant to the Credit Agreement Midland has advanced to Unifab,

among other advances, the sum of $4,708,936.30, which sum Unifab has utilized to purchase from Midland unsecured creditor's claims against Unifab having a face amount of $5,622,881.04, all as reflected in the copy of that certain Assignment of Accounts Receivables between the Parties of even date herewith attached hereto as Exhibit A.

      3 -   The Parties hereby acknowledge and agree that the total outstanding amount of Bank Debt for purposes of the transaction contemplated in the

Agreement was $28,855,000.00 (which sum includes (i) various advances pursuant to the Credit Agreement by Midland to Unifab after execution of the Agreement,

including the advance referred to in numbered paragraph 2 above, which advances are scheduled on Exhibit B attached hereto and evidenced by a separate promissory note for each advance (in the aggregate the "Advance Notes"), (ii)

additional debt of Unifab in the aggregate amount of $20,651,563.70, as reflected on Exhibit C attached hereto), and (iii) Bank Debt penalties in the amount of $680,000.00 (the "Penalties"), which sum has been reduced to

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$27,500,000.00 by (i) the assignment to Midland of accounts receivables of

$675,000.00 by a secondary obligor of the Bank Debt ("Superior Derrick Services of Texas, LLC") and (ii) Midland's forgiveness of the Penalties.

      4 -   By an Act of Dation en Partial Payment of even date herewith, Unifab conveys and delivers to Midland 738 shares of Series A Preferred Stock of

Unifab, for and in consideration of the cancellation by Midland of Ten Million and No/100 ($10,000,000.00) Dollars of the Bank Debt.

      5 -   Unifab and Midland hereby modify and evidence the remaining Bank

Debt by the issuance and conveyance by Unifab to Midland, which hereby acknowledges the receipt thereof, of (i) the Debenture in the principal amount of $10,651,563.70, (ii) a Promissory Note by Unifab in the principal amount of

$2,139,500.00 dated August 13, 2002, payable to the order of Midland on or before August 13, 2005, bearing interest at the rate of Wall Street Journal

Prime plus 3% per annum and (iii) a Promissory Note by Unifab in the amount of $4,708,936.30, dated August 13, 2002, payable to the order of Midland on or before August 13, 2006, bearing interest at the rate of Wall Street Journal

Prime plus 3% per annum (hereinafter sometimes referred to in the aggregate as the "Debenture and Promissory Notes," copies of which are attached hereto as

Exhibit D). Unifab and Midland do not intend by the issuance of the Debenture and Promissory Notes to effect a novation of the remaining Bank Debt or a release of the security therefor, but only a modification thereof pursuant to which the Debenture and Promissory Notes shall evidence the remaining Bank Debt in lieu of the Term Notes and the Advance Notes, which have been surrendered by

Midland to Unifab, which hereby acknowledges the receipt thereof.

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      6 -   The Credit Agreement is hereby amended, to the extent necessary, to conform to and encompass the issuance of the Debenture and Promissory Notes in accordance with their respective terms, including the payment dates and interest rates thereof.

      7 -   Midland hereby acknowledges and reaffirms its obligation under the

Agreement to (i) establish a Line of Credit in the amount of Seven Million and no/100 ($7,000,000.00) Dollars which will be available to Unifab for working capital, and (ii) to subordinate as necessary the collateral securing the remaining Bank Debt represented by the Debenture and Promissory Notes to insure the availability to Unifab of the aforementioned Line of Credit.

      8 -   Except to the extent amended and modified herein, the terms and provisions of the Agreement remain in full force and effect.

      9 -   This Acknowledgment (including the documents referred to herein)

contains the entire agreement and understanding between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter. Neither party shall be liable or bound to the other in any manner by any representations, warranties or covenants relating to such subject matter except as specifically set forth herein.

      10 -  This Acknowledgment shall be governed and construed in accordance with the laws of the State of Louisiana, without regard to any applicable conflicts of law principles thereof.

      11 -  Wherever possible, the terms of this Acknowledgment shall be construed and interpreted so as to be valid and effective under Applicable Law.

If any term or provision of this Acknowledgment, any document referred to herein or the application thereof to any person or

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circumstance, shall at any time or to any extent be deemed invalid, illegal and unenforceable in any respect as written, the parties intend for any court construing this Acknowledgment to modify or limit such provision temporally,

spatially or otherwise so as to render it valid and enforceable to the fullest extent allowed by law. Any such provision that is not susceptible of such reformation shall be ignored so as not to affect any other term or provision hereof, and the remainder of this Acknowledgment, any document referred to herein, or the application of such term or provision to persons or circumstances other than those that are deemed to be invalid, illegal or unenforceable, shall not be affected thereby and such term and provision shall be valid and enforced to the fullest extent permitted by law.

      12 -  This Acknowledgment shall be binding upon, and inure to the benefit of, the parties and their respective heirs, executors, successors and assigns.

      IN WITNESS WHEREOF, the Parties have caused this Acknowledgment to be executed this 13th day of August, 2002.

WITNESSES:                          UNIFAB INTERNATIONAL, INC.

/s/ Martin K. Bech                  By: /s/ Peter J. Roman
-------------------------------         -------------------------------
                                    Name:   Peter J. Roman
                                    Title:  Chief Executive and Financial
                                            Officer
/s/ J. Thomas Hamrick, Jr.
-------------------------------

                                    MIDLAND FABRICATORS AND PROCESS
                                       SYSTEMS, L.L.C.

/s/ Virginia Boulet                 By: /s/ Frank J. Cangelosi, Jr.
-------------------------------         -------------------------------

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                                    Name:   Frank J. Cangelosi, Jr.
                                    Title:  Secretary-Treasurer

/s/ Martin K. Bech
-------------------------------














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STATE OF LOUISIANA     ss.
         ss.
PARISH OF JEFFERSON    ss.


      On this 13th day of August, 2002, before me appeared Peter J. Roman, to me personally known, who being by me duly sworn, did say that he is the Chief Executive and Financial Officer of Unifab International, Inc. and that foregoing instrument was signed on behalf of said Corporation by authority of its Board of Directors, said Peter J. Roman acknowledged said instrument to be the free act and deed of said corporation.

      Given under my hand and seal this the 13th day of August, 2002.


                                               /s/ Robert L. Redfearn
                                               -----------------------------
                                               Notary Public

My Commission Expires:

At Death
----------------------




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STATE OF LOUISIANA     ss.
         ss.
PARISH OF JEFFERSON    ss.


      On this 13th day of August, 2002 before me appeared Frank J. Cangelosi, Jr. to me personally known, who being by me duly sworn, did say that he is the Secretary-Treasurer of Midland Fabricators and Process Systems, L.L.C. and that foregoing instrument was signed on behalf of said Limited Liability Company, and is the free act and deed of said Limited Liability Company.

      Given under my hand and seal this the 13th day of August, 2002.

                                               /s/ Robert L. Redfearn
                                               -----------------------------
                                               Notary Public

My Commission Expires:

At Death
--------








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